ABSC OOMC 2006-HE3

Asset Backed Securities Portfolio Analysis

4,871 records

Balance: 965,389,463

All records

Selection Criteria: All records

Table of Contents

1. IO Loans

2. Low Bal

3. Coupon

4. Occupancy Status

5. Lien

6. Documentation

7. Property Type

1. IO Loans

IO Loans	Number of Loans	Balance	WA LTV	Min LTV	Max LTV	WA DTI	Min DTI	Max DTI
N	4,409	795,915,241.00	80.37	13.33	100	42.35	1.08	59.98
Y	462	169,474,222.31	80.71	22.67	100	43.59	7.3	59.95
Total:	4,871	965,389,463.31	80.43	13.33	100	42.57	1.08	59.98

IO Loans	WA FICO	Min FICO	Max FICO	% Full Documentation	% Stated Documentation	% Lite Documentation	% No Documentation
N	617	500	796	56.3	41.77	0.6	1.32
Y	648	559	803	47.78	51.06	0.5	0.65
Total:	623	500	803	54.81	43.4	0.59	1.21

2. Low Bal

Low Bal	Number of Loans	Balance	WA LTV	Min LTV	Max LTV	WA DTI	Min DTI	Max DTI
< 50K	736	19,249,444.13	96.49	13.33	100	41.36	7.01	59.56
btw 50 - 100	793	60,981,056.60	83.12	24.1	100	39.92	1.08	59.53
Other	3,342	885,158,962.58	79.9	13.89	100	42.78	4.96	59.98
Total:	4,871	965,389,463.31	80.43	13.33	100	42.57	1.08	59.98

Low Bal	WA FICO	Min FICO	Max FICO	% Full Documentation	% Stated Documentation	% Lite Documentation	% No Documentation
< 50K	619	506	767	88.85	11.15	0	0
btw 50 - 100	612	500	789	73.06	26.18	0.26	0.51
Other	623	500	803	52.81	45.29	0.62	1.28
Total:	623	500	803	54.81	43.4	0.59	1.21

3. Coupon

Coupon	Number of Loans	Balance	WA LTV	Min LTV	Max LTV	WA DTI	Min DTI	Max DTI
<= 7.999%	1,626	519,679,191.89	77.69	13.89	100	43.3	1.08	59.98
8.000% - 8.999%	1,131	232,887,912.00	82.21	22.67	100	42.27	4.96	59.56
9.000% - 9.999%	773	118,401,770.42	83.66	13.33	100	40.74	8.51	59.53
>= 10.000%	1,341	94,420,589.00	87.1	16.78	100	41.56	5.28	59.34
Total:	4,871	965,389,463.31	80.43	13.33	100	42.57	1.08	59.98

Coupon	WA FICO	Min FICO	Max FICO	% Full Documentation	% Stated Documentation	% Lite Documentation	% No Documentation
<= 7.999%	639	500	803	52.92	45.63	0.58	0.87
8.000% - 8.999%	613	500	779	53.86	44.04	0.64	1.47
9.000% - 9.999%	593	500	789	57.23	39.29	0.43	3.05
>= 10.000%	590	500	789	64.54	34.72	0.68	0.07
Total:	623	500	803	54.81	43.4	0.59	1.21

4. Occupancy Status

Occupancy Status	Number of Loans	Balance	WA LTV	Min LTV	Max LTV	WA DTI	Min DTI	Max DTI
Owner	4,505	890,343,875.23	80.15	13.89	100	42.78	7.01	59.98
Non-Owner	297	58,702,936.00	83.9	13.33	95	39.45	1.08	58.38
Second Home	69	16,342,652.08	83.38	37.5	100	42.57	10.53	59.26
Total:	4,871	965,389,463.31	80.43	13.33	100	42.57	1.08	59.98

Occupancy Status	WA FICO	Min FICO	Max FICO	% Full Documentation	% Stated Documentation	% Lite Documentation	% No Documentation
Owner	620	500	803	56.24	42.02	0.61	1.13
Non-Owner	653	501	778	37.54	61.5	0.39	0.57
Second Home	648	504	770	39.02	53.38	0	7.61
Total:	623	500	803	54.81	43.4	0.59	1.21

5. Lien

Lien	Number of Loans	Balance	WA LTV	Min LTV	Max LTV	WA DTI	Min DTI	Max DTI
1	3,886	924,151,396.34	79.69	13.33	100	42.57	1.08	59.98
2	985	41,238,066.97	97.16	44.32	100	42.61	7.01	59.56
Total:	4,871	965,389,463.31	80.43	13.33	100	42.57	1.08	59.98

Lien	WA FICO	Min FICO	Max FICO	% Full Documentation	% Stated Documentation	% Lite Documentation	% No Documentation
1	622	500	803	54.38	43.8	0.58	1.24
2	644	506	789	64.38	34.35	0.83	0.44
Total:	623	500	803	54.81	43.4	0.59	1.21

6. Documentation

Documentation	Number of Loans	Balance	WA LTV	Min LTV	Max LTV	WA DTI	Min DTI	Max DTI
Full Documentation	3,235	529,115,335.82	81.59	13.89	100	43.5	1.08	59.98
Lite Documentation	20	5,668,007.14	81.07	32.31	100	42.37	11.81	54.56
No Documentation	43	11,635,576.07	86.02	45.45	100	27.04	19.85	40.29
Stated Documentation	1,573	418,970,544.28	78.8	13.33	100	41.4	4.96	58.82
Total:	4,871	965,389,463.31	80.43	13.33	100	42.57	1.08	59.98

Documentation	WA FICO	Min FICO	Max FICO	% Full Documentation	% Stated Documentation	% Lite Documentation	% No Documentation
Full Documentation	610	500	803	100	0	0	0
Lite Documentation	626	513	691	0	0	100	0
No Documentation	713	650	796	0	0	0	100
Stated Documentation	636	500	791	0	100	0	0
Total:	623	500	803	54.81	43.4	0.59	1.21

7. Property Type

Property Type	Number of Loans	Balance	WA LTV	Min LTV	Max LTV	WA DTI	Min DTI	Max DTI
Single Family	3,913	733,872,211.77	80.35	13.33	100	42.39	1.08	59.98
Condo - 1-4 Stories	191	36,854,819.46	84.36	40.82	100	42.9	10.53	57.29
Condo - 5 Stories & up	12	1,966,005.57	77.42	42.86	97.44	46.47	24.85	57.94
PUD	431	101,438,853.28	79.59	28.23	100	43.11	11.81	58.62
Manufactured home	34	4,732,523.12	74.83	42.5	85.23	45.8	16.68	55.23
2-4 Family	23	5,008,731.94	82.86	57.3	100	43.22	29.31	57.56
Condo Conversion	6	805,745.93	82.12	74.22	100	44.4	34.4	51.69
2 Unit	185	52,921,754.22	80.82	37.25	100	43.45	19.06	59.22
3-4 Units	76	27,788,818.02	80.43	34.09	95	42.4	11.47	59.69
Total:	4,871	965,389,463.31	80.43	13.33	100	42.57	1.08	59.98

Property Type	WA FICO	Min FICO	Max FICO	% Full Documentation	% Stated Documentation	% Lite Documentation	% No Documentation
Single Family	620	500	803	56.01	42.2	0.59	1.19
Condo - 1-4 Stories	637	505	765	49.89	48.14	0	1.97
Condo - 5 Stories & up	623	513	680	46.09	53.91	0	0
PUD	622	500	787	63.53	34.56	0.23	1.68
Manufactured home	635	582	695	100	0	0	0
2-4 Family	642	508	771	60.69	39.31	0	0
Condo Conversion	599	530	636	100	0	0	0
2 Unit	643	504	788	27.61	69.47	2.11	0.82
3-4 Units	643	504	781	40.03	59.97	0	0
Total:	623	500	803	54.81	43.4	0.59	1.21

Credit Suisse

11 Madison Avenue

New York, New York 10010

www.credit-suisse.com

3/20/2006 17:16

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